Exhibit 10.13
UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1 OF 7 PAGES

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)

P00028		See Block 16C	See Schedule
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than Item 6)	CODE	62LESSERMM

Nat’l Geospatial-Intelligence Agen.
ATTN: ACR/MS-P150
12310 Sunrise Valley Drive
RESTON VA 20191-3449

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			☑ 9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
ORBIMAGE, INC.
21700 ATLANTIC BLVD			☑ 10A. MODIFICATION OF CONTRACT/ORDER NO.
DULLES VA 201666801			HM157304C0014

10B. DATED (SEE ITEM 13)

CODE 8248422490000		FACILITY CODE	09/30/2004
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase :	$25,000,000.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

☑	Special Contract Requirement H.28 Exercise of Options
E. IMPORTANT:      Contractor           ☑ is not.      ☐ is required to sign this document and return            copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 54-1660268

DUNS Number: 824842249
The purpose of this modification is to (1) exercise Options for contract line items (CLIN) 0002, 0004, 0005 and 0006, for the period April 1, 2010 through June 30, 2010; (2) provide incremental funding in the amount of $25,000,000 for CLIN 0006; and to transfer $982,992 in funding from CLIN 0003 to CLIN 0006. Total funding obligated under the contract increases by $25,000,000 from $244,732,459 to $269,732,459. Accordingly, the contract is modified as follows:
1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.3 Total Contract Price/Total Contract Funding (change page 3 is attached hereto):
Continued...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
08 MAR 2010

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	[ILLEGIBLE] FORM 30 (REV. 10-83)
Previous edition unusable	[ILLEGIBLE] by GSA
FAR (48 CFR) 53.243
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

a. Under CLIN 0003, the Obligated Amount is decreased by $982,992 from $96,100,000 to $95,117,008. The Unfunded Amount is increased by $982,992 from $0 to $982,992. The Maximum Total Price column is unchanged.

b. Under CLIN 0006, the Obligated Amount column is increased by $25,982,992 from $0 to $25,982,992. The Unfunded Amount column is decreased by $25,982,992 from $112,500,000 to $86,517,008. The Maximum Total Price column is unchanged.

c. Under Total, the Obligated Amount column is increased by $25,000,000 from $244,732,459 to $269,732,459. The Unfunded Amount column is decreased by $25,000,000 from $334,439,541 to $309,439,541. The Maximum Total Price column is unchanged.

2. Under Section B, Supplies or Services and Prices/Costs, the Period of Performance for the following CLINs are extended through June 30, 2010:

a. Paragraph B-2, Line Item 0002 - Government Option
1: IMAGERY DERIVED PRODUCTS AND SERVICES;
b. Paragraph B-5, Line Item CLIN 0004 — Firewire Drives, Other Media and Shipping Expenses; and c. Paragraph B-6, Line Item CLIN 0005 — System Engineering Services Support.

3. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Option Line Item 0006 — Imagery Acquisition COMMERCIAL IMAGERY, is exercised for the period April 1, 2010 through June 30, 2010.

4. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data, the table is revised to reflect the $25,000,000 obligation under CLIN 0006 and the transfer of $982,992 from CLIN 0003 to CLIN 0006. New page 13A is attached hereto.

Discount Terms:

Net 30

Delivery Location Code: SEESCH
See Schedule

Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 3 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Payment:
	DFAS Acct. Mtn. & Control/JDAC
	ATTN: DFAS-IN-FI-JAM DEP 3248
	8899 E. 56th Street
	Indianapolis, IN 46249
	Customer Service 1-888-332-7366
	— FAX 1-866-894-8007
	FOB: Destination
	Period of Performance: 02/01/2007 to 06/30/2010

	Change Item 0002 to read as follows (amount shown is the obligated amount):

0002	NextView IMAGERY DERIVED PRODUCTS AND SERVICES (Value-added Products)				0.00

	Minimum Amount: $0
	Maximum Amount: $200,000,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

	Accounting Info:
	N/A
	Funded: $0.00
	$0.00 (Subject to Availability of Funds)
	$0.00 (Subject to Availability of Funds)

	Change Item 0003 to read as follows (amount shown is the obligated amount):

0003	NextView ORBVIEW-3 AND IKONOS NEW COLLECTIONS AND IMAGERY PROCESSING				-982,992.00

	Minimum Amount: $0
	Maximum Amount: $114,000,000.00
	Award Type: Time-and-materials
	Fully Funded Obligation Amount $96,100,000.00
	Incrementally Funded Amount: $95,117,008.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Requisition No: NASKG47016AS02, NASKG47033AS01,
	NASKG47033AS01, NASKR47206AR01, NSC8G47302AS02,
	NSC8G47344AS28, NSC8G47344AS28, NSC8G48223AS01,
	NSC8G48223AS01, NSC8G48223AS01, NSCPG48343AS01

	Accounting Info:
	9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B
	Continued . . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 4 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
880300
Funded: $10,000,000.00
Accounting Info:
9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B 880300
Funded: $10,000,000.00
Accounting Info:
9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300
Funded: $24,000,000.00
Accounting Info:
9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B 880300
Funded: $10,000,000.00
Accounting Info:
9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300
Funded: -$8,472.37
Accounting Info:
9770100.4802 8A7 85R1 85R1DR PCIP88 594RE 35102B 880300
Funded: $8,472.37
Accounting Info:
9780100.4802 8A8 85CR P533XX 594 SC8888 35102B 880300
Funded: $2,000,000.00
Accounting Info:
9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300
Funded: $6,590,000.00
Accounting Info:
9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300
Funded: $18,410,000.00
Accounting Info:
9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300
Funded: $0.00
Accounting Info:
9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300
Funded: $5,000,000.00
Accounting Info:
9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300
Funded: $4,000,000.00
Accounting Info:
9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300
Funded: $4,100,000.00
Continued

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 5 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Accounting Info:
	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300
	Funded: -$54,293.20
	Accounting Info:
	9780100.4802 8A8 85R1 85R1DR PCIP88 594RE 35102B 880300
	Funded: $54,293.20
	Accounting Info:
	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300
	Funded: $34,016.00
	Period of Performance: 02/01/2007 to 01/31/2009

	Change Item 0004 to read as follows (amount shown is the obligated amount):

0004	Acquisition of Firewire Drives and other media under the contract to support the storage and dissemination of imagery.				0.00

	The sum of all material provided herein and invoiced for shall not exceed $500,000.
	Fully Funded Obligation Amount $500,000.00
	Incrementally Funded Amount: $90,000.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES,
	CHARTS, & GLOBES
	Requisition No: NASKG47016AS02

	Accounting Info:
	9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300
	Funded: $0.00

	Change Item 0005 to read as follows (amount shown is the obligated amount) :

0005	Systems Engineering Services Level-of-Effort Support. The Contractor shall provide on-going and sustaining, general systems engineering, interface change management, and integration and testing support services on a time and material basis in accordance with Attachment 6, Statement of Work NextView System Engineering Services, dated October 31, 2007. The Contractor is required to invoice for actual hours worked in accordance with the labor categories and rates delineated below. The hours are estimates and thus variable; the rates are fixed.	4000000	DO		0.00
	Continued .. . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 6 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
(Not Separately Priced)
Fully Funded Obligation Amount $0.00
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

ORBIMAGE/GeoEye Labor Categories
Sr Program Manager:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

Sr Project Manager:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

St Louis Senior Scientist/Production Engr:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

Photogrametric Engr/Ground Segment Engr:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

IT/System Engr/Business Process Analyst:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

Program Financial Control:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

IT Admin/Technician:
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate

Director, Tasking & Analysis
CY2009 Est. Hours Fixed Rate

Satellite Collection Manager
CY2009 Est. Hours Fixed Rate

Government Order Manager
CY2009 Est. Hours Fixed Rate

Subcontractor Labor Categories
Project Manager (SubK):
CY2008 Est. Hours Fixed Rate
CY2009 Est. Hours Fixed Rate
Continued .. . .

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 7 OF 7
HM157304C0014/P00028
NAME OF OFFEROR OR CONTRACTOR
ORBIMAGE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
	Systems Analyst (SubK):
	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	Developer (SubK):
	CY2008 Est. Hours Fixed Rate
	CY2009 Est. Hours Fixed Rate

	Change Item 0006 to read as follows (amount shown is the obligated amount):

0006	NextView COMMERCIAL IMAGERY PROGRAM				25,982,992.00
	Fully Funded Obligation Amount $112, 500,000.00
	Incrementally Funded Amount: $25,982,992.00
	Product/Service Code: 7640
	Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
	Requisition No: NSCPG48343AS01, NSU8G10054AS02

	Accounting Info:
	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300
	Funded: $982,992.00
	Accounting Info:
	970100.4802 8A0 85CR P533XX SU8888 594C0 35102B 880300
	Funded: $9,500,000.00
	Accounting Info:
	970100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300
	Funded: $15,500,000.00
	Period of Performance: 04/01/2010 to 06/30/2010

	G-1 Accounting and Appropriation Data

	ACRN Accounting and Appropriation Data				Amount

	970100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300				$15,500,000.00
	(NSU8G10054AS02)

	970100.4802 8A0 85CR P533XX SU8888 594C0 35102B 880300				$9,500,000.00

	Total:				$25,000,000.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

HM1573-04-C-0014
P00028
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
Line Item 0002 is an indefinite-quantity line item for the supplies or services and prices as specified in the Statement of Work or in separately issued Task Orders (using DD Form 1155), and are effective for the entire period of performance or as specified in the DD Form 1155. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0002 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
B.3 Total Contract Price/Total Contract Funding

Line Item #	Maximum Total Price	Obligated Amount	Unfunded Amount	Credit
0001 *	$166,072,000	$146,072,000	$20,000,000	$20,000,000
0002	$200,000,000	$0	$200,000,000	N/A
0003	$96,100,000	$95,117,008	$982,992	N/A
0004	$500,000	$90,000	$410,000	N/A
0005	$4,000,000	$2,470,459	$1,529,541	N/A
0006	$112,500,000	$25,982,992	$86,517,008
Total **	$579,172,000	$269,732,459	$309,439,541	$20,000,000

*	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the CLIN 0001 Obligated Amount column and CLIN 0001 Unfunded Amount columns when added will never exceed $146,072,000; HOWEVER, this difference may increase based on the final credit determination.

**	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the Total Obligated Amount column and Total Unfunded Amount columns when added will be less then the Total Maximum Total Price column by the amount of the credit; HOWEVER, this difference may change if the credit applied to CLIN 0001 increases.
B.4 Line Item CLIN 0003 — IKONOS and OrbView-3 New Collections and Imagery Processing
The scope of work for this NTE line item is defined in SOW, Contract Attachment 1 as the “Image Acquisition Period.” IKONOS and OrbView-3 imagery will be provided in accordance with the OTA Special Contract Requirement H.21, “NextView IMAGERY END USER LICENSE AGREEMENT” and all other terms and conditions of the contract except as noted herein. This work is priced at a NTE amount of $96,100,000. The sum of all new imagery collections and imagery processing shall not exceed $96,100,000. IKONOS and OrbView-3 imagery products as priced as delineated in Appendix D, Table 4-2.a. and Table 4-2.b. of the SOW, Contract Attachment 1.
CLIN 0003 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract and subsequent modifications are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
Upon completion of the CLIN 0003 performance period, any new imagery collections ordered but not yet collected will be transferred to CLIN 0001 and provided at CLIN 0001 prices, and shall comply with (unless otherwise agreed to by the Government) the OrbView-specifications. The CLIN 0003 NTE amount will be credited for the transferred imagery.
Upon completion of the CLIN 0003 period of performance and any adjustment resulting under the previous paragraph, the unexpended/ordered portion of the $96,100,000 NTE ceiling will be transferred to the CLIN 0001

UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

HM1573-04-C-0014
P00028
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
G.8 Accounting and Appropriation Data (continued)

				Obligated	Cumulative
Action		CLIN	Fund Cite	Funding	Total
		0003	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300	$(982,992.00)
		0006	9790100.4802 8A9 85CR OZ29XX SCP888 594C 34345B 880300	$982,992.00
P	00028	0006	970100.4802 8A0 85CR P533XX SU8888 594C0 35102B 880300	$9,500,000.00	$269,732,459.00
		0006	970100.4802 8A0 85CR OZ33XX SU8888 594C0 34345B 880300	$15,500,000.00

				$25,000.000.00
Page l3A of 31
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS